UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C.

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: January 24, 2003

Commission file number 0-16602

O’HARA RESOURCES, LTD

Nevada	88-0485907
(State of Incorporation)	(IRS Employer Identification No.)

3394 Lakeside Court, Reno, Nevada 89509
(Address of principal executive offices)

775-337-7630
(Telephone Number)

Item 3. Bankruptcy or Receivership
SIGNATURE
Exhibit A

Item 1 through Item 2 — not applicable

Item 3. Bankruptcy or Receivership

On January 14, 2003, O’Hara Resources Ltd. (the “Company”) was dismissed from Chapter 11 bankruptcy by the U.S. Bankruptcy Court, case BK-N-02-51651, pursuant to terms of a Settlement Agreement approved by the Court. On November 24, 2002, the Company received Court approval for settlement of its related lawsuit regarding the acquisition of Mountain States Petroleum Corporation. A copy of the Settlement Agreement, dismissal and related actions may be obtained from the U.S. Bankruptcy Court for the District of Nevada, 300 Booth Street, Reno, Nevada 89509. The pertinent information is appended here as Exhibit A.

Item 4 through Item 9 — not applicable

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

O’Hara Resources, LTD
(Registrant)

Date 01/24/2003	By	/s/ Robert Vrooman
Robert Vrooman, President and Chief Executive Officer

Date 01/24/2003	By	/s/ William Thomas
William Thomas, Treasurer and Chief Financial Officer

2

Exhibit A

3

STEPHEN R. HARRIS, ESQ.
BELDING, HARRIS & PETRONI, LTD.
Nevada Bar No. 001463
417 West Plumb Lane
Reno, Nevada 89509
Telephone: (775) 786-7600
Facsimile: (775) 786-7764

Attorney for Debtor

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

* * * * *

IN RE:

O’HARA RESOURCES, LTD., a Nevada corporation	BK-N-02-51651 (Chapter 11)

ORDER DISMISSING DEBTOR’S CHAPTER 11 CASE
Debtor.	Hrg. DATE: N/A
and TIME:
Est. TIME:
Set By:

EIN # 88-0485907

     In response to the MOTION TO DISMISS OR CONVERT TO CHAPTER 7, filed by the U.S. Trustee on November 12, 2002, said MOTION having been duly noticed to all creditors and interested parties for hearing conducted on January 8, 2003, at 10:00 a.m., which hearing was subsequently taken off calendar by mutual consent of the Debtor and the U.S. Trustee due to the fact that the Debtor consented to a voluntary dismissal of its Chapter 11 case, coupled with the ORDER APPROVING SETTLEMENT AGREEMENT BETWEEN DEBTOR AND APPLIED LNG TECHNOLOGIES USA, LLC, filed on November 25, 2002, wherein the Debtor agreed to dismiss its Chapter 11 case no later than January 14, 2003; and good cause appearing,

     IT IS HEREBY ORDERED that the Chapter 11 case of O’HARA RESOURCES, LTD., a Nevada corporation, identified as Case No. BK-N-02-51651, is hereby dismissed, effective January 14, 2003.

     DATED this 23rd day of January, 2003.

/s/ Signature Illegible

UNITED STATES BANKRUPTCY JUDGE

Prepared by:

STEPHEN R. HARRIS, ESQ.
BELDING, HARRIS & PETRONI, LTD.
417 West Plumb Lane
Reno, NV 89509
(775) 786-7600

/s/ Signature Illegible

Attorneys for Debtor

     The undersigned authorized representative of the United States Trustee’s Office, hereby consents to dismissal of the above-referenced Debtor’s Chapter 11 case, and further acknowledges that all U.S. Trustee’s quarterly fees incurred during the administration of this Chapter 11 proceeding have been paid in full by the Debtor O’HARA RESOURCES, LTD., a Nevada corporation.

Dated this day of January, 2003.

NICHOLAS A. STROZZA, ESQ. 300 Booth Street, Room 2129 Reno, NV 89509

SEE FAXED SIGNATURE PAGE ATTACHED Assistant U.S. Trustee

dismissed, effective January 14, 2003.

     DATED this        day of January, 2003.

UNITED STATES BANKRUPTCY JUDGE

Prepared by:

STEPHEN R. HARRIS, ESQ.
BELDING, HARRIS & PETRONI, LTD.
417 West Plumb Lane
Reno, NV 89509
(775) 786-7600

/s/ Signature Illegible

Attorneys for Debtor

     The undersigned authorized representative of the United States Trustee’s Office, hereby consents to dismissal of the above-referenced Debtor’s Chapter 11 case, and further acknowledges that all U.S. Trustee’s quarterly fees incurred during the administration of this Chapter 11 proceeding have been paid in full by the Debtor O’HARA RESOURCES, LTD., a Nevada corporation.

Dated this 14th day of January, 2003.

NICHOLAS A. STROZZA, ESQ. 300 Booth Street, Room 2129 Reno, NV 89509

/s/ Signature Illegible Assistant U.S. Trustee